                          Van Kampen American Capital


                                  CONVERTIBLE
                                SECURITIES FUND

                              Semi-Annual Report
                                 June 30, 1998

                            [ARTWORK APPEARS HERE]



                                  Van Kampen
                                     FUNDS

                               Table of Contents

Letter to Shareholders............................................  1
Glossary of Terms.................................................  4
Performance Results...............................................  5
Portfolio of Investments..........................................  6
Statement of Assets and Liabilities............................... 13
Statement of Operations........................................... 14
Statement of Changes in Net Assets................................ 15
Financial Highlights.............................................. 16
Notes to Financial Statements..................................... 18

ACS SAR 8/98

                            Letter to Shareholders


July 17, 1998
                                           [PHOTO]

                                           Dennis J. McDonnell and Don G. Powell

Dear Shareholder,

     Recently, we decided to consolidate all Van Kampen American Capital mutual funds under the single name of Van Kampen Funds. This move accompanies the change in the legal name of our firm to Van Kampen Funds Inc. Consequently, your fund's name will be changing to Van Kampen Convertible Securities Fund on August
28. You can be assured that the change in your fund's name will not affect its management or daily operations, and your fund will continue to trade under its current ticker symbol. If you have any questions regarding your fund or our new name, please contact your financial adviser.

Economic Review

     Convertible securities rose 7.72 percent during the reporting period, while their underlying common stock appreciated 6.72 percent, according to the Merrill Lynch Convertible Index. In other words, convertibles achieved a higher rate of return than their underlying common stock and still enjoyed the lower levels of risk that convertible securities have typically provided. Most of the companies that issue convertible securities are small caps, so convertibles shared in the struggles of small-cap stocks during the reporting period. The new-issue market for convertibles was very strong, however, due to low interest rates and high demand. As such, we had plenty of attractive securities to choose from in managing the portfolio.

     The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a favorable climate for stocks. However, the aftermath of the currency collapse in Southeast Asia threatened to slow the economies of countries around the world. Fortunately for equity investors, positive economic conditions in the United States had a greater influence on the stock market than overseas turmoil did. The Dow Jones Industrial Average set record highs throughout the reporting period and has fluctuated around the 9000 mark since April, amid concerns that the consequences of the Asian situation were beginning to affect U.S. companies' earnings.

     Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would influence the U.S. markets. Generally, large-capitalization companies made greater gains than small-cap firms did.

Portfolio Strategy

     We consistently manage the Fund for capital appreciation and current income by investing primarily in convertible securities. In seeking to meet this objective, we focus on growth companies and diversify across market sectors. During the reporting period, we narrowed our focus to identify convertibles with moderate premiums (convertibles usually sell at a premium over the value of their

                                       1                   Continued on page two
underlying stock). By investing in convertibles with moderate premiums, we sought to lower the Fund's volatility in the event of a market decline.

     The convertible market has closely tracked the small-cap market, so the Fund was susceptible to the same factors that hindered small-cap performance during the six months. Small companies tend to have lower credit ratings than large companies do, and this gap widened during the reporting period, as investors grew concerned about the situation in Asia. Generally, securities with lower credit ratings are more vulnerable to market declines than higher-rated companies. As such, we concentrated on the securities we felt most confident about and aimed to stick with them through the market's ups and downs.

     Many of the Fund's best-performing securities came from the retail sector, where the combination of low unemployment, rising disposable income, and a flourishing housing market contributed to healthy sales. Some of our strongest holdings included Pier 1 Imports, Home Depot, Staples, and Men's Wearhouse. Pier 1 Imports and Home Depot sell home-related products and have often flourished when interest rates are low, because many people seize the opportunity to buy new homes or refurbish and redecorate their existing homes. We were quick to take our profits in this sector--retail securities tend to be very sensitive to economic changes, and we don't want to have too much exposure in case we see sudden price declines.

     Radio advertising also produced some attractive securities. Deregulation of the broadcasting industry has allowed individual companies to own an unrestricted number of radio and television stations. Consequently, a small number of broadcasting companies are dominating the advertising dollars in a given region and commanding higher advertising prices as they control larger pieces of each media market. Many radio companies are thriving in this era of deregulation, and we were pleased with our holdings in Chancellor Media and Jacor Communications.

     Other favorable securities represented a range of sectors and reflect the Fund's diversity. These included Alza (pharmaceuticals), Equitable Companies (finance), Corestaff (staffing), Comverse (telecommunications), and EMC (technology). Although individual securities were the primary drivers of Fund performance, the portfolio also benefited from small weightings relative to the convertible market in energy, real estate, and electric utility securities, which lagged the market in the early part of the year.

     Our substantial weighting in telecommunications was a detriment to Fund performance. These securities performed well during the early part of the reporting period but lagged at the end. The telecom industry, which includes wireless equipment manufacturers and service providers, had a big rally earlier in the year but suffered from the Asian setback. We continue to believe the telecom industry will be strong in the coming years, as cellular usage increases worldwide.

     Another disappointment was our large position in Cendant, a marketer and provider of consumer and business services. In April, the company disclosed some accounting irregularities, causing the stock price to plummet. On the positive side, the situation with Cendant underscores the downside protection offered by convertible securities: while the underlying stock price declined approximately 46 percent on the day of the announcement, the convertible price dropped a lesser 27.2 percent.

Performance Summary

     For the six months ended June 30, 1998, the Fund generated a total return of 6.41 percent/2/ at net asset value and 8.84 percent/1/ at market price. The Fund's return reflects the change in market price per share on the New York Stock Exchange from $21.125 on December 31, 1997, to $22.0625

                                       2                 Continued on page three
on June 30, 1998, and dividends and capital gains totaling $1.002 per share. Please refer to the chart on page five for additional Fund performance results.

Outlook

     At the time of your last report, the stock market had just suffered a downturn in anticipation of the consequences of the Asian crisis. The market rebounded but dropped again this spring when some of these consequences came to fruition. Only time will tell if this recent volatility represents the full impact of the Asian situation.

     In today's uncertain environment, investors have become very protective of their market gains, and they're quick to sell securities that falter. Small stocks are volatile by nature and tend to struggle more than large stocks during periods of market uncertainty. Despite these conditions, we are optimistic about the Convertible Securities Fund for two reasons. First, volatile markets favor convertible securities, which have typically provided investors with some protection against declining stock prices. And second, small-cap stocks are historically inexpensive--we think these companies have the potential to realize growth, which will be reflected in their stock and convertible prices. Between these two factors, we believe the Fund is well positioned to face the challenges of this market.

Sincerely,


/s/ Don G. Powell                               /s/ Dennis J. McDonnell

Don G. Powell                                   Dennis J. McDonnell
Chairman                                        President
Van Kampen Asset Management Inc.                Van Kampen Asset Management Inc.

                                       3       Please see footnotes on page five

                               Glossary of Terms

Bond:
     A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

Common stock:
     Shares of securities that represent ownership in a corporation. Common stock's dividend rights are subordinate to preferred stock's, and its dividends are not fixed.

Convertible security:
     A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

Dow Jones Industrial Average:
     The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

Market capitalization:
     The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

Net asset value (NAV):
     The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

Market price:
     The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's net asset value, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

Yield:
     The annual rate of return on an investment, usually expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

            Performance Results for the Period Ended June 30, 1998

            Van Kampen American Capital Convertible Securities Fund
                           NYSE Ticker Symbol -- ACS

Total Returns
Six-month total return based on market price/1/...................       8.84%

Six-month total return based on NAV/2/............................       6.41%

Distribution Rate

Distribution rate as a % of closing common stock price/3/.........       4.35%

Share Valuations

Net asset value...................................................   $  24.78

Closing common stock price........................................   $22.0625

Six-month high common stock price (04/06/98)......................   $24.7500

Six-month low common stock price (01/27/98).......................   $21.0000

/1/ Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

/2/ Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/3/ Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when sold, may be worth more or less than their original cost.

                            Portfolio of Investments
                           June 30, 1998 (Unaudited)
================================================================================

Par
Amount
(000)   Description                               Coupon  Maturity  Market Value
--------------------------------------------------------------------------------
        Convertible Debt  58.2%
        Consumer Distribution  6.9%
$1,250  Brightpoint, Inc., LYON,
        144A - Private Placement (a)............       *  03/11/18  $    487,500
   850  Central Garden & Pet Co.................   6.000% 11/15/03     1,083,750
   700  Costco Companies, Inc...................       *  08/19/17       533,750
   250  CUC International, Inc..................   3.000  02/15/02       244,375
   325  Genesco, Inc., 144A - Private
        Placement (a)...........................   5.500  04/15/05       319,312
   530  Home Depot, Inc.........................   3.250  10/01/01       973,875
   650  Rite Aid Corp...........................   5.250  09/15/02       798,687
 2,781  Whole Foods Market, Inc.,
        144A - Private Placement (a)............       *  03/02/18     1,134,996
                                                                      ----------
                                                                       5,576,245
                                                                      ----------
        Consumer Services 12.3%
   500  Conxus Communications, Inc.,
        144A - Private Placement (a)............   9.000  05/15/01       497,500
   389  Data Processing Resources Corp,
        144A - Private Placement (a)............   5.250  04/01/05       427,900
 1,500  Getty Images, Inc.,
        144A - Private Placememt (a)............   4.750  06/01/03     1,458,750
   375  IMAX Corp...............................   5.750  04/01/03       457,500
   370  Interim Services, Inc...................   4.500  06/01/05       398,675
 1,100  Jacor Communications, Inc., LYON........       *  02/09/18       479,875
   600  Mail Well, Inc..........................   5.000  11/01/02       781,500
   880  Metamor Worldwide.......................   2.940  08/15/04       840,400
 1,375  National Data Corp......................   5.000  11/01/03     1,440,312
 1,800  News America Holdings, Inc., LYON.......       *  03/11/13     1,185,750
   660  Omnicom Group, Inc......................   4.250  01/03/07     1,079,100
   700  Personnel Group of America, Inc.,
        144A - Private Placement (a)............   5.750  07/01/04       871,500
                                                                      ----------
                                                                       9,918,762
                                                                      ----------

                                       6       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Par
Amount
(000)    Description                                         Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
         Energy  2.8%
$   650  Diamond Offshore Drilling, Inc...................   3.750%   02/15/07   $    745,875
    575  Pennzoil Co......................................   4.750    10/01/03        805,719
  1,877  Pride International, Inc.........................       *    04/24/18        656,950
                                                                                 ------------
                                                                                    2,208,544
                                                                                 ------------
         Finance  3.8%
    425  Berkshire Hathaway, Inc..........................   1.000    12/03/01        769,250
    586  Financial Federal Corp.,
         144A - Private Placement (a).....................   4.500    05/01/05        621,160
STRYPES  Merrill Lynch & Co., Inc., 10,500 shares
         (Convertible into 16,154 CIBER, Inc.
         common shares)...................................   7.875    02/01/01        727,581
STRYPES  Merrill Lynch & Co., Inc., 23,500 shares
         (Convertible into 102,860 Cox Communication
         common shares)...................................   6.000    06/01/99        940,309
                                                                                 ------------
                                                                                    3,058,300
                                                                                 ------------
         Healthcare  9.8%
    700  Alternate Living Services, Inc...................   5.250    12/15/02        784,000
  1,240  Alza Corp., LYON.................................       *    07/14/14        728,500
    583  Assisted Living Concepts, Inc.,
         144A - Private Placement (a).....................   5.625    05/01/03        543,648
    850  Atrix Labs, Inc..................................   7.000    12/01/04        830,875
    775  ESC Medical Systems, Ltd.,
         144A - Private Placement (a).....................   6.000    09/01/02        775,969
    640  Fuisz Technologies, Ltd.,
         144A - Private Placement (a).....................   7.000    10/15/04        656,000
    590  Genzyme Corp., 144A - Private Placement (a)......   5.250    06/01/05        561,975
    850  Healthsouth Corp., 144A - Private Placement (a)..   3.250    04/01/03        846,812
    730  Omnicare, Inc., 144A - Private Placement (a).....   5.000    12/01/07        854,100
    450  Renal Treatment Centers, Inc.....................   5.625    07/15/06        658,688
    575  Sunrise Assisted Living, Inc.,
         144A - Private Placement (a).....................   5.500    06/15/02        636,094
                                                                                 ------------
                                                                                    7,876,661
                                                                                 ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Par
Amount
(000)    Description                                         Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
         Producer Manufacturing 3.4%
$   590  Antec Corp.......................................   4.500%   05/15/03     $  688,087
    450  Thermo Instrument Systems, Inc...................   4.000    01/15/05        450,563
    730  United States Filter Corp........................   4.500    12/15/01        748,250
    900  WMX Technologies, Inc............................   2.000    01/24/05        865,125
                                                                                   ----------
                                                                                    2,752,025
                                                                                   ----------
         Raw Materials/Processing Industries 0.9%
  SPURS  Texas Industries Capital Trust I, 15,000 shares
         (Convertible into 10,833 common shares)..........   5.500    06/30/28        718,898
                                                                                   ----------
         Technology  16.0%
  1,470  Advanced Micro Devices, Inc......................   6.000    05/15/05      1,198,050
    750  Affiliated Computer Services, Inc.
         144A - Private Placement (a).....................   4.000    03/15/05        824,062
    600  Arbor Software Corp.,
         144A - Private Placement (a).....................   4.500    03/15/05        505,500
    500  Candescent Technologies Corp.,
         144A - Private Placement (a).....................   7.000    05/01/03        487,500
  1,750  Comverse Technology, Inc.,
         144A - Private Placement (a).....................   5.750    10/01/06      2,209,375
    800  Converse Technology, Inc.,
         144A - Private Placement (a).....................   4.500    07/01/05        815,000
    500  Kellstrom Industries, Inc........................   5.500    06/15/03        543,750
    965  Level One communications, Inc....................   4.000    09/01/04      1,082,006
    700  May & Speh, Inc..................................   5.250    04/01/03        975,625
    975  Network Associates, Inc.,
         144A - Private Placement (a).....................       *    02/13/18        454,594
    900  Photronics, Inc..................................   6.000    06/01/04        988,875
  1,100  Platinum Technology, Inc.........................   6.250    12/15/02      1,193,500
    750  Premiere Technologies, Inc.......................   5.750    07/01/04        476,250
    512  Quadramed Corp.,
         144A - Private Placement (a).....................   5.250    05/01/05        527,360
    500  Spacehab, Inc., 144A - Private Placement (a).....   8.000    10/15/07        545,000
                                                                                   ----------
                                                                                   12,826,447
                                                                                   ----------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Par
Amount
(000)    Description                                         Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
         Transportation 1.6%
$   250  Continental Airls, Inc...........................   6.750%   04/15/06   $    518,750
    750  Tower Automotive, Inc............................   5.000    08/01/04        776,250
                                                                                 ------------
                                                                                    1,295,000
                                                                                 ------------
         Utilities 0.7%
   DECS  Sprint Corp., 9,500 shares
         (Convertible into 8,240 Southern New England
         Telecommunications Corp. common shares)..........   8.250    03/31/00        549,151
                                                                                 ------------
Total Convertible Debt 58.2%..................................................     46,780,033
                                                                                 ------------


Description                                                             Shares   Market Value
---------------------------------------------------------------------------------------------
Preferred Stock 25.4%
Consumer Distribution 0.4%
Owens & Minor Trust I, 5.375%, 144A - Private Placement (a)...........   8,500   $    318,750
                                                                                 ------------
Consumer Durables 0.7%
Fleetwood Capital Trust, 6.00%, 144A - Private Placement (a)..........  10,750        575,125
                                                                                 ------------
Consumer Non-Durables 1.9%
Ralston Purina Co., 7.00%.............................................   9,000        565,032
Suiza Capital Trust II, 5.50%, 144A - Private Placement (a)...........  20,100        989,925
                                                                                 ------------
                                                                                    1,554,957
                                                                                 ------------
Consumer Services 3.1%
Chancellor Media Corp., 7.00%.........................................   4,300        608,450
CSC Holdings, Inc., 8.50%.............................................  16,500      1,054,969
Host Marriott Financial Trust, QUIPS, 6.75%, 144A -
   Private Placement (a)..............................................  15,000        795,000
                                                                                 ------------
                                                                                    2,458,419
                                                                                 ------------
Energy 2.2%
Chesapeake Energy Corp., 7.00%, 144A - Private Placement (a)..........  12,300        530,437
El Paso Energy Capital Trust I, 4.75%.................................  22,500      1,192,500
                                                                                 ------------
                                                                                    1,722,937
                                                                                 ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Description                                                             Shares   Market Value
---------------------------------------------------------------------------------------------
Finance  7.2%
Ahmanson H.F. Co., Ser D, 6.00%.......................................    7,100    $1,036,600
Conseco, Inc., PRIDES, 7.00%..........................................   23,200     1,229,600
Finova Finance Trust, 5.50%...........................................   10,000       785,000
General Growth Properties, Inc., 7.25%................................   17,600       444,400
Jefferson Pilot Corp., ACES, 7.25%....................................    6,000       795,750
Life Re Corp. Capital Trust II, QUIPS, 6.00%..........................    5,700       434,625
Philadelphia Consolidated Holdings, PRIDES, 7.00%.....................   51,300       525,825
PLC Capital Trust II, 6.50%...........................................    9,000       562,500
                                                                                 ------------
                                                                                    5,814,300
                                                                                 ------------
Healthcare 0.9%
Alkermes, Inc., 6.50%.................................................    9,000       378,000
Sun Financing I, 7.00%, 144A - Private Placement (a)..................   15,900       353,775
                                                                                 ------------
                                                                                      731,775
                                                                                 ------------
Producer Manufacturing 1.3%
Coltec Capital Trust, 5.25%, 144A - Private Placement (a).............    8,100       376,650
Ingersoll-Rand Co., PRIDES, 6.75%.....................................   28,500       684,000
                                                                                 ------------
                                                                                    1,060,650
                                                                                 ------------
Technology  1.8%
Nextlink Communications, Inc., 6.50%, 144A - Private Placement (a)....   14,300       743,600
Unisys Corp., $3.750 dividend per share...............................   13,300       694,925
                                                                                 ------------
                                                                                    1,438,525
                                                                                 ------------
Utilities  5.9%
Airtouch Communications, Inc., Class C, 4.25%.........................   12,000       990,000
Houston Industries, Inc., ACES, 7.00%.................................    8,650       644,425
Nextel Trust, STRYPES, 7.25%..........................................   45,000     1,001,250
Omnipoint Corp., 7.00%, 144A - Private Placement (a)..................   43,900     2,118,175
                                                                                 ------------
                                                                                    4,753,850
                                                                                 ------------
Total Preferred Stock 25.4%....................................................    20,429,288
                                                                                 ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Common Stocks 7.5%
Energy 1.1%
British Petroleum Co. PLC - ADR (United Kingdom)..........   9,600   $   847,200
                                                                     -----------
Finance 3.0%
Conseco, Inc..............................................   8,800       411,400
Equitable Cos., Inc.......................................  15,500     1,161,531
U.S. Bancorp..............................................  19,200       825,600
                                                                     -----------
                                                                       2,398,531
                                                                     -----------
Technology 0.4%
Atmel Corp. (b)...........................................  23,000       313,375
                                                                     -----------
Utilities 3.0%
AT & T Corp...............................................  13,000       742,625
Smartalk Teleservices, Inc. (b)...........................  39,000       567,938
Worldcom, Inc. (b)........................................  23,410     1,133,922
                                                                     -----------
                                                                       2,444,485
                                                                     -----------
Total Common Stocks...............................................     6,003,591
                                                                     -----------
Total Long-Term Investments 91.1%
 (Cost $67,702,376)...............................................    73,212,912
                                                                     -----------

Short-Term Investments 8.5%
Commercial Paper 3.8%
General Electric Capital Corp. ($3,000,000 par,
yielding 6.254%, 07/01/98 maturity)...............................     2,999,479

                                       11      See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Description                                                         Market Value
--------------------------------------------------------------------------------
Repurchase Agreement 4.7%
 BA Securities ($3,790,000 par collateralized by U.S. Government obligations in a pooled cash account, 6.05% coupon,
 dated 06/30/98, to be sold on 07/01/98 at $3,790,637).............  $ 3,790,000
                                                                     -----------
Total Short-Term Investments 8.5%
 (Cost $6,789,479).................................................    6,789,479
                                                                     -----------
Total Investments 99.6%
 (Cost $74,491,855)................................................   80,002,391
Other Assets in Excess of Liabilities 0.4%.........................      324,521
                                                                     -----------
Net Assets 100.0%..................................................  $80,326,912
                                                                     ===========

*Zero coupon bond

(a) 144 securities are those which are exempt from registration under Rule 144A of the Securities Act of 1993. These secutities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.

ACES-Automatically convertible equity securities

ADR-American Depository Receipts

DECS-Debt exchangeable for common stock, traded in shares

LYON-Liquid yield option note

PRIDES-Preferred Redeemable Interest Dividend Equity Security, traded in shares

QUIPS-Quarterly Income Preferred Securities

STRYPES-Structured yield product exchangeable for stock, traded in shares

SPURS-Shared Preference Redeemable Securities

                                       12      See Notes to Financial Statements

                      Statement of Assets and Liabilities
                           June 30, 1998 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $74,491,855)...............................  $80,002,391
Cash...............................................................        1,701
Receivables:
  Investments Sold.................................................    1,596,419
  Interest.........................................................      391,746
  Dividends........................................................       75,993
Other..............................................................       62,285
                                                                     -----------
     Total Assets..................................................   82,130,535
                                                                     -----------
Liabilities:
Payables:
  Investments Purchased............................................    1,553,483
  Income Distributions.............................................      147,057
  Investment Advisory Fee..........................................       32,475
  Variation Margins on Futures.....................................       12,202
  Affiliates.......................................................        5,230
Accrued Expenses...................................................       33,487
Trustees' Deferred Compensation and Retirement Plans...............       19,689
                                                                     -----------
     Total Liabilities.............................................    1,803,623
                                                                     -----------
Net Assets.........................................................  $80,326,912
                                                                     ===========
Net Assets Consist of:
Common Shares ($1.00 par value with 12,500,000 shares authorized,
  3,251,324 shares issued, of which 9,500 are held in treasury and
  3,241,824 are outstanding).......................................  $ 3,241,824
Paid in Surplus....................................................   68,041,601
Net Unrealized Appreciation........................................    5,498,334
Accumulated Net Realized Gain......................................    3,418,464
Accumulated Undistributed Net Investment Income....................      126,689
                                                                     -----------
Net Assets.........................................................  $80,326,912
                                                                     ===========
Net Asset Value Per Share ($80,326,912 divided
by 3,241,824 shares outstanding)...................................  $     24.78
                                                                     ===========

                                       13      See Notes to Financial Statements

                            Statement of Operations
               For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================

Investment Income:
Interest..........................................................   $1,203,463
Dividends.........................................................      519,912
                                                                     ----------
     Total Income.................................................    1,723,375
                                                                     ----------
Expenses:
Investment Advisory Fee...........................................      201,109
Shareholder Services..............................................       24,625
Shareholder Reports...............................................       21,720
Accounting........................................................       19,325
Legal.............................................................        7,676
Custody...........................................................        3,635
Trustees' Fees and Expenses.......................................        3,500
Other.............................................................       29,447
                                                                     ----------
  Total Expenses..................................................      311,037
                                                                     ----------
Net Investment Income.............................................   $1,412,338
                                                                     ==========
Realized and Unrealized Gain/Loss:
Net Realized Gain.................................................   $3,421,808
                                                                     ----------
Unrealized Appreciation/Depreciation:
 Beginning of the Period..........................................    5,421,338
                                                                     ----------
 End of the Period:
  Investments.....................................................    5,510,536
  Futures.........................................................      (12,202)
                                                                     ----------
                                                                      5,498,334
                                                                     ----------
Net Unrealized Appreciation During the Period.....................       76,996
                                                                     ----------
Net Realized and Unrealized Gain..................................   $3,498,804
                                                                     ==========
Net Increase in Net Assets from Operations........................   $4,911,142
                                                                     ==========

                                       14      See Notes to Financial Statements

                       Statement of Changes in Net Assets
                   For the Six Months Ended June 30, 1998 and
                  the Year Ended December 31, 1997 (Unaudited)
================================================================================

                                                              Six Months Ended          Year Ended
                                                                 June 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.........................................     $ 1,412,338        $  3,260,007
Net Realized Gain.............................................       3,421,808          11,981,751
Net Unrealized Appreciation/Depreciation During the Period....          76,996          (2,210,905)
                                                                   -----------        ------------
Change in Net Assets from Operations..........................       4,911,142          13,030,853
                                                                   -----------        ------------
Distributions from Net Investment Income......................      (1,490,982)         (3,260,007)
Distributions in Excess of Net Investment Income..............             -0-            (562,429)
                                                                   -----------        ------------
Distributions from and in Excess of Net Investment Income.....      (1,490,982)         (3,822,436)
Distributions from Net Realized Gain..........................      (1,756,783)         (9,810,855)
                                                                   -----------        ------------
 Total Distributions..........................................      (3,247,765)        (13,633,291)
                                                                   -----------        ------------
Net Change in Net Assets from Investment Activities...........       1,663,377            (602,438)
Net Assets:
Beginning of the Period.......................................      78,663,535          79,265,973
                                                                   -----------        ------------
End of the Period (Including accumulated undistributed net
investment income of $126,689 and
$205,333, respectively).......................................     $80,326,912        $ 78,663,535
                                                                   ===========        ============

                                       15      See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated. (Unaudited)


================================================================================================
                                                         Six Months Ended
                                                            June 30, 1998        1997       1996
------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period......................................  $ 24.265     $24.451    $ 24.41
                                                                 --------     -------    -------
  Net Investment Income........................................      .436       1.006       .968
  Net Realized and Unrealized Gain/Loss........................     1.079       3.014      1.768
                                                                 --------     -------    -------
Total from Investment Operations...............................     1.515       4.020      2.736
                                                                 --------     -------    -------
Less:
  Distributions from and in Excess of Net Investment
    Income.....................................................      .460       1.179      1.005
  Distributions from and in Excess of Net Realized Gain........      .542       3.027      1.690
                                                                 --------     -------    -------
Total Distributions............................................     1.002       4.206      2.695
                                                                 --------     -------    -------
Net Asset Value, End of the Period.............................  $ 24.778     $24.265    $24.451
                                                                 ========     =======    =======
Market Price Per Share at End of the Period....................  $22.0625     $21.125    $21.125
Total Investment Return at Market Price (a,c)..................     8.84%*     19.48%     11.67%
Total Return at Net Asset Value (b,c)..........................     6.41%*     18.57%     11.51%
Net Assets at End of the Period (In millions)..................  $   80.3     $  78.7    $  79.3
Ratio of Expenses to Average Net Assets........................      .77%        .76%       .88%
Ratio of Net Investment Income to Average Net Assets...........     3.51%       3.86%      3.88%
Portfolio Turnover.............................................       95%*       181%       140%

* Non-Annualized

(a) Total Investment Return at Market Price reflects the change in market value of the shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c) This disclosure was not required in fiscal years prior to 1992.

                           Year Ended December 31,
-----------------------------------------------------------------------------
        1995       1994      1993      1992      1991       1990      1989
-----------------------------------------------------------------------------
     $ 21.62   $  24.88   $ 23.64   $ 22.23   $ 19.41   $  22.73   $ 21.94
     -------   --------   -------   -------   -------   --------   -------
        1.14       1.09      1.15     1.175      1.32       1.47      1.51
      3.5325      (2.56)     2.01     1.415      2.90    (3.2475)    1.595
     -------   --------   -------   -------   -------   --------   -------
      4.6725      (1.47)     3.16      2.59      4.22    (1.7775)    3.105
     -------   --------   -------   -------   -------   --------   -------


        1.15       1.10      1.12      1.18      1.40       1.40      1.57
       .7325        .69       .80       -0-       -0-      .1425      .745
     -------   --------   -------   -------   -------   --------   -------
      1.8825       1.79      1.92      1.18      1.40     1.5425     2.315
     -------   --------   -------   -------   -------   --------   -------
     $ 24.41   $  21.62   $ 24.88   $ 23.64   $ 22.23   $  19.41   $ 22.73
     =======   ========   =======   =======   =======   ========   =======
     $21.375   $ 18.125   $22.375   $20.375   $19.250   $ 16.625   $20.125
      28.88%    (11.71%)   19.43%    12.31%    24.68%    (10.39%)       --
      23.42%     (5.29%)   14.50%    12.84%    23.32%     (7.37%)       --
     $  79.1   $   70.1   $  80.7   $  76.6   $  72.1   $   62.9   $  73.7
        .80%       .82%      .87%      .88%      .89%       .86%      .84%
       4.82%      4.70%     4.60%     5.28%     6.41%      7.01%     6.47%
        127%       111%      128%       87%      168%        95%       90%

                                               See Notes to Financial Statements

                         Notes to Financial Statements
                           June 30, 1998 (Unaudited)
================================================================================
1. Significant Accounting Policies

Van Kampen American Capital Convertible Securities Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income, capital appreciation and conservation of capital through investment in a portfolio consisting mainly of convertible bonds and preferred stocks.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

     Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 46% of the investment portfolio at the end of the period.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specifed price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon

                           June 30, 1998 (Unaudited)
================================================================================
physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $74,492,105; the aggregate gross unrealized appreciation is $7,927,645 and the aggregate gross unrealized depreciation is $2,429,561, resulting in net unrealized appreciation of $5,498,084. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of wash sales.

E. Distribution of Income and Gains--The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                 % Per Annum
==============================================================================
First $150 million...............................................    .50 of 1%
Next $100 million................................................    .45 of 1%
Next $100 million................................................    .40 of 1%
Over $350 million................................................    .35 of 1%

     For the six months ended June 30, 1998, the Fund recognized expenses of approximately $7,700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                           June 30, 1998 (Unaudited)
================================================================================

     For the six months ended June 30, 1998, the Fund recognized expenses of approximately $19,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $75,251,260 and $81,863,708, respectively.

4. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                           June 30, 1998 (Unaudited)
================================================================================

     Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                                       Contracts
================================================================================
Outstanding at December 31, 1997......................................       -0-
Futures Opened........................................................        15
Futures Closed........................................................       -0-
                                                                       ---------
Outstanding at June 30, 1998..........................................        15
                                                                       =========

     The futures contracts outstanding at June 30, 1998, and the description and unrealized depreciation are as follows:

                                                                      Unrealized
                                                       Contracts    Depreciation
================================================================================
Long Contracts--Sept 1998 S&P 500 Index Futures
  (Current Notional Value of $285,750 per contract)...        15    $     12,202
                                                       =========    ============

                               Van Kampen Funds

EQUITY FUNDS
Domestic
  Aggressive Equity
  Aggressive Growth
  American Value
  Comstock
  Emerging Growth
  Enterprise
  Equity Growth
  Equity Income
  Growth
  Growth and Income
  Harbor
  Pace
  Real Estate Securities
  U.S. Real Estate
  Utility
  Value
International/Global
  Asian Growth
  Emerging Markets
  Global Equity
  Global Equity Allocation
  Global Managed Assets
  International Magnum
  Latin American
FIXED-INCOME FUNDS
Income
  Corporate Bond
  Global Fixed Income
  Global Government Securities
  Government Securities
  High Income Corporate Bond
  High Yield
  High Yield & Total Return
  Limited Maturity Government
  Short-Term Global Income
  Strategic Income
  U.S. Government
  U.S. Government Trust for Income
  Worldwide High Income
Tax Exempt Income
  California Insured Tax Free
  Florida Insured Tax Free Income
  High Yield Municipal
  Insured Tax Free Income
  Intermediate Term Municipal Income
  Municipal Income
  New York Tax Free Income
  Pennsylvania Tax Free Income
  Tax Free High Income
Capital Preservation and
Senior Loan Funds
  Prime Rate Income Trust
  Reserve
  Senior Floating Rate
  Tax Free Money

  To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money. To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

 . visit our web site at www.van-kampen.com--to view prospectuses, select
  Investors' Place, then Download a Prospectus

 . call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
  (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 . e-mail us by visiting www.van-kampen.com and selecting Investors' Place

            Van Kampen American Capital Convertible Securities Fund

Board of Trustees

David C. Arch
Rod Dammeyer
Howard J Kerr
Dennis J. McDonnell*--Chairman
Steven Muller
Theodore A. Myers
Don G. Powell*
Hugo F. Sonnenschein
Wayne W. Whalen


Officers

Don G. Powell*
  President

Dennis J. McDonnell*
  Executive Vice President

Ronald A. Nyberg*
  Vice President and Secretary

Edward C. Wood, III*
  Vice President and Chief Financial Officer

Curtis W. Morell*
  Vice President and Chief Accounting Officer

John L. Sullivan*
  Treasurer

Tanya M. Loden*
  Controller

Peter W. Hegel*
Paul R. Wolkenberg*
  Vice Presidents

Investment Adviser

Van Kampen Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02105

Shareholder Servicing Agent

Boston EquiServe LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

Legal Counsel

Skadden, Arps, Slate,
Meagher and Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Ernst & Young LLP
1221 McKinney Suite 2400
Houston, Texas 77010

--------------------------------------
     INQUIRIES ABOUT AN INVESTOR'S
   ACCOUNT SHOULD BE REFERRED TO THE
         FUND'S TRANSFER AGENT
           BOSTON EQUISERVE
             P.O. BOX 8200
   BOSTON, MASSACHUSETTS 02266-8200
       TELEPHONE: (800) 821-1238
  ALASKA, CALIFORNIA AND HAWAII CALL
        COLLECT: (713) 993-0500
            EXTENSION: 2223
--------------------------------------

*    "Interested" persons of the Fund,
     as defined in the Investment
     Company Act of 1940.

(C)  Van Kampen Funds Inc. 1998
     All rights reserved.

/SM/ denotes a service mark of
     Van Kampen Funds Inc.

            Van Kampen American Capital Convertible Securities Fund

This Page Intentionally Left Blank

                                                                   ------------
Van Kampen Funds Inc.                                                Bulk Rate
One Parkview Plaza                                                 U.S. Postage
Oakbrook Terrace, Illinois 60181                                       PAID
                                                                    VAN KAMPEN
                                                                       FUNDS
                                                                   ------------